UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2008, Cedar Fair, L.P. (the “Partnership”), through its wholly owned subsidiary Magnum Management Corporation, granted time-based restricted phantom unit awards pursuant to the Company’s 2008 Omnibus Incentive Plan to Messrs. Kinzel, Falfas, Crage and Decker in the amounts of 85,911, 33,677, 27,205, and 7,446, respectively. These awards vest in two equal installments on March 1, 2011 and 2012, respectively, assuming the grantee continues to be employed with the Company. Additionally, these awards accrue additional phantom units and are payable in a lump sum in units or a combination of cash and units in two equal installments on each of the applicable vesting dates. Copies of the restricted phantom unit award agreements are filed as Exhibits 10.1 through 10.4 to this current report on Form 8-K.

These awards were previously disclosed in the Company’s Revised Definitive Proxy Statement on Schedule 14A for the 2009 Annual Meeting of Limited Partner Unitholders filed with the Securities and Exchange Commission on April 2, 2009.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Richard L. Kinzel.

10.2	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Jacob T. Falfas.

10.3	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Peter J. Crage.

10.4	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Robert A. Decker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

By:	/s/ Peter J. Crage
Peter J. Crage Corporate Vice President - Finance and Chief Financial Officer

Date: May 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Richard L. Kinzel.

10.2	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Jacob T. Falfas.

10.3	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Peter J. Crage.

10.4	Cedar Fair, L.P. 2008 Omnibus Incentive Plan Restricted Phantom Unit Award Agreement, dated October 30, 2008, by and between Magnum Management Corporation and Robert A. Decker.